UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 27, 2015

LIGHTBRIDGE CORPORATION
(Exact name of registrant as specified in its charter)

Nevada	001-34487	91-1975651
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

1600 Tysons Boulevard, Suite 550
McLean, VA 22102
(Address of principal executive offices, including zip code)

(571) 730-1200
(Registrant’s Telephone Number, Including Area Code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.01	Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On November 27, 2015, Lightbridge Corporation (the “Company”) received a letter from the Listing Qualifications staff of The Nasdaq Stock Market (“Nasdaq”) notifying the Company that it is no longer in compliance with the minimum stockholders’ equity requirement for continued listing on the Nasdaq Capital Market. Nasdaq Listing Rule 5550(b)(1) requires listed companies to maintain stockholders’ equity of at least $2,500,000. In the Company’s Quarterly Report on Form 10-Q for the quarter ended September 30, 2015, the Company reported stockholders’ equity of $762,222 for the quarter then ended. Further, as of November 27, 2015, the Company did not met the alternative compliance standards under Nasdaq Listing Rule 5550(b) of (i) a market value of listed securities of at least $35,000,000 or (ii) net income from continuing operations of $500,000 in its last completed fiscal year or in two of the last three fiscal years.

The notification letter has no immediate effect on the Company’s listing on the Nasdaq Capital Market. Nasdaq has provided the Company with 45 calendar days, or until January 11, 2016, to submit a plan to regain compliance with the minimum stockholders’ equity standard. If the Company’s plan to regain compliance is accepted, Nasdaq may grant an extension of up to 180 calendar days from the date of the notification letter to regain compliance. If the Company’s plan to regain compliance is not accepted, or if it is accepted and the Company does not regain compliance in the timeframe required by Nasdaq, the Nasdaq staff could provide notice that the Company’s common stock is subject to delisting.

The Company intends to promptly evaluate options available to regain compliance and to timely submit a plan to regain compliance with Nasdaq’s minimum stockholders’ equity standard. There can be no assurance that the Company’s plan will be accepted or that, if it is, the Company will be able to regain compliance with the applicable Nasdaq listing requirements.

Cautionary Note Regarding Forward Looking Statements: This Current Report on Form 8-K contains “forward-looking” statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, including statements related to the Company’s submission of a plan to regain compliance with Nasdaq Listing Rule 5550(b)(1) and Nasdaq providing the Company with up to 180 days to regain compliance with the applicable Nasdaq listing requirements. The words “may,” “will,” “could,” “would,” “should,” “expect,” “intend,” “plan,” “anticipate,” “believe,” “estimate,” “predict,” “project,” “potential,” “continue,” “ongoing” and similar expressions are intended to identify forward-looking statements, although not all forward-looking statements contain these identifying words. While the Company believes its plans, intentions and expectations reflected in those forward-looking statements are reasonable, these plans, intentions or expectations may not be achieved. The Company’s actual results, performance or achievements could differ materially from those contemplated, expressed or implied by the forward-looking statements. For information about the factors that could cause such differences, please refer to the Company’s SEC filings. Given these uncertainties, you should not place undue reliance on these forward-looking statements. The Company assumes no obligation to update any forward-looking statement.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: December 1, 2015

LIGHTBRIDGE CORPORATION

By:	/s/ Seth Grae
Name:	Seth Grae
Title:	President and Chief Executive Officer